UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	EXPR	The New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 6, 2023, Express, Inc. (the "Company") issued a press release providing information regarding earnings for the thirteen and twenty-six weeks ended July 29, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall otherwise be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On September 6, 2023, the Company made available an investor presentation on its website (www.express.com/investor) providing information regarding earnings for the thirteen and twenty-six weeks ended July 29, 2023. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Express, Inc., dated September 6, 2023.
99.2	Investor Presentation, dated September 6, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: September 6, 2023	/s/ Jason Judd
Jason Judd
Senior Vice President, Chief Financial Officer and Treasurer